UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 5, 2025

HEIDRICK & STRUGGLES INTERNATIONAL, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	000-25837	36-2681268
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

233 South Wacker Drive, Suite 4900
Chicago, Illinois		60606-6303
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (312) 496-1200

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	HSII	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On October 5, 2025 (the “Signing Date”), Heidrick & Struggles International, Inc., a Delaware corporation (the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Heron BidCo, LLC, a Delaware limited liability company (“Parent”), and Heron Merger Sub, Inc., a Delaware corporation and a direct, wholly-owned subsidiary of Parent (“Merger Sub”). Pursuant to, and subject to the terms and conditions set forth in the Merger Agreement, Merger Sub will merge with and into the Company, with the Company continuing as the surviving corporation and becoming a wholly-owned subsidiary of Parent (the “Merger”). Parent and Merger Sub are affiliates of funds advised by Advent International, L.P. (“Advent”), a private equity firm headquartered in Boston, Massachusetts, and Corvex PE Advisors LP, a private equity firm headquartered in New York, New York (“Corvex” and, together with Advent, the “Consortium”). Capitalized terms used but not defined herein have the meanings ascribed thereto in the Merger Agreement.

The Board of Directors of the Company (the “Board”) has unanimously (i) determined that the Merger Agreement, the Merger and the other transactions contemplated thereby are advisable, fair to and in the best interests of the Company and its stockholders, (ii) authorized and approved the execution and delivery of the Merger Agreement and performance by the Company of its covenants and obligations contained therein and the consummation by the Company of the transactions contemplated thereby, (iii) approved and declared advisable the Merger Agreement, the Merger and the other transactions contemplated thereby, (iv) directed that the adoption of the Merger Agreement be submitted to a vote of the stockholders at a meeting of the Company’s stockholders and (v) subject to the terms of the Merger Agreement, recommended that the Company’s stockholders vote in favor of the adoption of the Merger Agreement in accordance with the General Corporation Law of the State of Delaware.

If the Merger is consummated, the shares of common stock of the Company, par value $0.01 per share (the “Shares”), will be delisted from the Nasdaq Stock Market and deregistered under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

Effect on Capital Stock

At the effective time of the Merger (the “Effective Time”), each Share issued and outstanding as of immediately prior to the Effective Time (other than any Dissenting Shares or Shares (i) held in the treasury of the Company, (ii) owned, directly or indirectly, by Parent or Merger Sub or (iii) owned, directly or indirectly, by any wholly owned Subsidiary of the Company) will be converted automatically into the right to receive $59.00 in cash, without interest (the “Merger Consideration”).

Treatment of Company Equity Awards

The Merger Agreement provides that, immediately prior to the Effective Time (but contingent upon the Effective Time), each restricted stock unit, whether cash-settled or stock-settled, whether vested or unvested (each, a “Company RSU”), and each performance share unit (each, a “Company PSU”), in each case, granted under a Company Stock Plan, that is outstanding immediately prior to the Effective Time, will be canceled in exchange for the right to receive an amount in cash (without interest, and subject to deduction for any required tax withholding) equal to the sum of (x) the product of (i) the Merger Consideration and (ii) the number of Shares subject to such Company RSU or Company PSU (at the applicable PSU Performance Level), as applicable, and (y) the amount of dividends credited to the award holder in respect of such Company RSU or Company PSU (at the applicable PSU Performance Level), as applicable, and not yet paid, through the Closing pursuant to the award agreement governing such Company RSU or Company PSU, as applicable. “PSU Performance Level” means (i) 100% of all Company PSUs that vest on the achievement of specified stock prices and (ii) 200% of target with respect to all other Company PSUs.

Conditions to the Merger

Consummation of the Merger is subject to certain customary conditions set forth in the Merger Agreement, including, but not limited to, (i) the adoption of the Merger Agreement by holders of a majority of the outstanding Shares entitled to vote on such matter at the Company Stockholders Meeting (such adoption, the “Company Stockholder Approval”), (ii) the absence of any Governmental Entity issuing any order or other legal restraint that makes consummation of the Merger illegal or otherwise prohibited, and (iii) (x) the expiration or termination of the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and (y) the clearance or approval under certain specified foreign antitrust laws. The obligation of each party to the Merger Agreement to consummate the Merger is also conditioned upon certain unilateral closing conditions, including the other party’s representations and warranties being true and correct (subject to certain customary materiality exceptions) and the other party having performed in all material respects its obligations under the Merger Agreement, and the obligation of Parent to consummate the Merger is additionally conditioned upon the absence of a material adverse effect on the Company that is continuing as of the Effective Time. The availability of Parent’s financing is not a condition to the consummation of the Merger.

Termination and Fees

The Merger Agreement contains certain customary termination rights for the Company, on the one hand, and Parent, on the other hand, including that, subject to certain limitations, the Company or Parent may terminate the Merger Agreement if (i) the Merger is not consummated by 11:59 p.m. Eastern Time, on July 5, 2026 (the “Termination Date”), (ii) any order prohibiting the Merger has become final and non-appealable or (iii) the Company Stockholder Approval is not obtained at the Company Stockholders Meeting. Subject to certain specified limitations and requirements set forth in the Merger Agreement, Parent may terminate the Merger Agreement if the Board issues an Adverse Recommendation Change and the Company may terminate the Merger Agreement if, prior to the receipt of the Company Stockholder Approval, the Board authorizes the Company to enter into a definitive agreement providing for a Superior Proposal and the Company enters into such definitive agreement. The Company and Parent may also terminate the Merger Agreement by mutual written consent. Upon termination of the Merger Agreement under certain specified circumstances, the Company will be required to pay to Parent a termination fee of $38,900,000.

The Merger Agreement also provides that either party may seek to compel the other party to specifically perform its obligations under the Merger Agreement (including, subject to the terms and conditions of the Merger Agreement and the Equity Commitment Letter, to force Parent to enforce the terms of the Equity Commitment Letter).

Financing Commitments

Concurrently with the execution of the Merger Agreement, certain affiliates of Advent (collectively, the “Equity Investors”) entered into an equity commitment letter in favor of Parent (the “Equity Commitment Letter”), pursuant to which the Equity Investors have severally committed, subject to the terms and conditions in the Equity Commitment Letter, to make equity contributions to Parent of an aggregate amount equal to $1,350,000,000 to provide Parent and Merger Sub with sufficient cash to consummate the Merger and make all cash payments required under the Merger Agreement on the Closing Date. The Company is a third-party beneficiary under certain provisions of the Equity Commitment Letter, pursuant to the terms thereof.

Limited Guarantee

Concurrently with the execution of the Merger Agreement, the Equity Investors entered into a limited guarantee with the Company (the “Limited Guarantee”), pursuant to which the Equity Investors agreed to severally guarantee certain obligations of Parent and Merger Sub under the Merger Agreement, including payment of any damages owed by Parent in connection with the valid termination of the Merger Agreement, subject to an aggregate cap and other terms and conditions set forth in the Merger Agreement and the Limited Guarantee.

Other Terms of the Merger Agreement

The Company has made customary representations, warranties and covenants in the Merger Agreement, including, among others, covenants (i) to use commercially reasonable efforts to carry on its business in the ordinary course of business in all material respects during the period between the execution of the Merger Agreement and the consummation of the Merger (the “Interim Period”), (ii) not to engage in certain specified actions during the Interim Period unless, among other exceptions, (x) disclosed in the disclosure letter delivered by the Company to Parent in connection with the execution of the Merger Agreement, (y) consented to in advance by Parent or (z) required by applicable Law, (iii) providing for customary “no-shop” restrictions under which the Company and its representatives are generally prohibited from soliciting Acquisition Proposals from third parties or providing information to or participating in any discussions, communications or negotiations with third parties regarding Acquisition Proposals, subject to customary fiduciary exceptions, and (iv) using commercially reasonable efforts to take all actions necessary or advisable to consummate the Merger.

Description of Merger Agreement Not Complete

The Merger Agreement and the above description of the Merger Agreement have been included to provide investors with information regarding the terms of the Merger Agreement. They are not intended to provide any other factual information about the Company, Parent or their respective subsidiaries or affiliates. The representations, warranties and covenants contained in the Merger Agreement were made only for purposes of the Merger Agreement and as of specific dates therein, were solely for the benefit of the parties to the Merger Agreement and may be subject to limitations agreed upon by the parties thereto in connection with negotiating the terms of the Merger Agreement, including being qualified by confidential disclosures made by each party for the purposes of allocating contractual risk between the parties. In addition, certain representations and warranties may be subject to a contractual standard of materiality different from those generally applicable to investors and may have been used for the purpose of allocating risk between the parties rather than establishing matters as facts. Information concerning the subject matter of the representations, warranties and covenants may have changed after the Signing Date, which subsequent information may or may not be fully reflected in public disclosures by the Company. The Merger Agreement should not be read alone, but should instead be read in conjunction with the other information regarding the parties thereto that is or will be contained in, or incorporated by reference into, the Company’s definitive proxy statement with respect to the Company Stockholder Meeting, the Company’s Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K and other documents that the Company will file with the Securities and Exchange Commission (the “SEC”). Investors should not rely on the representations, warranties and covenants or any description thereof as characterizations of the actual state of facts or condition of the Company, Parent or any of their respective subsidiaries, affiliates or businesses. The foregoing description of the Merger Agreement and the transactions contemplated thereby does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Merger Agreement, a copy of which is attached hereto as Exhibit 2.1 and incorporated herein by reference.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On the Signing Date, prior to the execution of the Merger Agreement, the Board approved and adopted an Amended and Restated Management Severance Pay Plan (the “MSPP”) and an Amended and Restated Change in Control Severance Plan (the “CIC Plan”), pursuant to which named executive officers of the Company may be entitled to benefits in connection with a qualifying termination of employment. Full descriptions of the Management Severance Pay Plan and the Change in Control Severance Plan are provided in, and incorporated herein by reference to, the Company’s proxy statement filed on April 11, 2025.

The MSPP was amended and restated to ensure that, in connection with any severance-eligible termination occurring during the one-year period following a change in control transaction (such as the Merger), each person eligible to participate thereunder as of immediately prior to the consummation of such transaction will remain eligible to participate thereunder at levels no less favorable to such person than those in effect immediately prior to the consummation of such transaction. The CIC Plan was amended and restated to clarify the Company’s original intent under the CIC Plan by providing that a participating executive will not lose severance-eligibility under the CIC Plan merely by ceasing to be an “officer” subject to Section 16 of the Exchange Act due to the consummation of a change in control transaction.

The foregoing description of the MSPP and the CIC Plan does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the MSPP and the CIC Plan, copies of which are attached hereto as Exhibits 10.1 and 10.2, respectively, and incorporated herein by reference.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On the Signing Date, prior to the execution of the Merger Agreement, the Board adopted an amendment to the Company’s Amended and Restated By-laws (the “Bylaws Amendment”). The Bylaws Amendment adds a new Article XI, which provides that, unless the Company otherwise consents to an alternative forum in writing, (i) the Court of Chancery of the State of Delaware is designated as the sole and exclusive forum for certain specified legal actions involving the Company and (ii) the federal district courts of the United States of America, to the fullest extent permitted by law, are designated as the sole and exclusive forum for the resolution of any complaint asserting a cause of action arising under the Securities Act of 1933, as amended (the “Securities Act”).

The foregoing description of the Bylaws Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Bylaws Amendment, a copy of which is attached hereto as Exhibit 3.1 and incorporated herein by reference.

Item 7.01.	Regulation FD Disclosure.

On October 6, 2025, the Company issued a press release announcing that it had entered into the Merger Agreement. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information included in this Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference into any other filing under the Securities Act or the Exchange Act, except as otherwise expressly set forth by specific reference in such filing.

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements. Statements contained in this Current Report on Form 8-K other than statements of historical fact are forward-looking statements, including statements regarding the Merger and the other transactions contemplated by the Merger Agreement. In some cases, you can identify these statements by forward-looking words such as “may,” “might,” “will,” “should,” “expects,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” “potential,” “likely” or “continue,” the negative of these terms and other comparable terminology. These statements are only predictions based on the Company’s expectations and projections about future events as of the date of this Current Report on Form 8-K and are subject to a number of risks, uncertainties and assumptions that may prove incorrect, any of which could cause actual results to differ materially from those expressed or implied by such statements. Important factors, risks and uncertainties that could cause actual results to differ materially from forward-looking statements include but are not limited to: (i) the risk that the Merger may not be completed in a timely manner or at all, which may adversely affect the Company’s business and the price of the Shares, (ii) the failure to satisfy the conditions to the consummation of the Merger, including the adoption of the Merger Agreement by the stockholders of the Company and the receipt of regulatory approvals from various governmental entities (including any conditions, limitations or restrictions placed on these approvals) and the risk that one or more governmental entities may deny approval, (iii) the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement, (iv) the risk that the Merger Agreement may be terminated in circumstances that require the Company to pay a termination fee; (v) the effect of the announcement or pendency of the Merger on the Company’s business relationships, operating results and business generally, including the Company’s ability to attract, integrate, develop, manage, retain and motivate qualified consultants and senior leaders as a result of such effects, (vi) risks that the proposed Merger disrupts current plans and operations, (vii) risks related to diverting management’s attention from the Company’s ongoing business operations, (viii) the outcome of any legal proceedings that may be instituted against the Company related to the Merger Agreement or the transactions contemplated thereby, (ix) the Company’s ability to fill or obtain new executive search assignments, which could impact demand for services and affect results of operations or financial conditions, (x) unexpected costs, charges or expenses resulting from the proposed Merger, (xi) the ability to obtain the necessary financing arrangements set forth in the commitment letters received in connection with the proposed Merger; (xi) the impact of adverse macroeconomic or labor market conditions, including the impacts of inflation and effects of geopolitical instability, on demand for services, (xii) risks caused by delays in upturns or downturns being reflected in the Company’s financial position and results of operations, (xiii) risks that the benefits of the Merger are not realized when and as expected, (xiv) uncertainty as to timing of completion of the proposed Merger, and (xv) other factors described under the heading “Risk Factors” in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024, the Company’s subsequent Quarterly Reports on Form 10-Q, and in other reports and filings with the SEC. Forward-looking statements speak only as of the date of this communication or the date of any document incorporated by reference in this document. The Company cautions you that the important factors referenced above may not contain all of the factors that are important to you. In addition, the Company cannot assure you that the Company will realize the results or developments expected or anticipated or, even if substantially realized, that they will result in the consequences or affect the Company or the Company’s operations in the way the Company expects. The forward-looking statements included in this communication are made only as of the date hereof. Except as required by applicable law or regulation, the Company does not undertake to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Additional Information About the Acquisition and Where to Find It

This Current Report on Form 8-K is being made in respect of the Merger Agreement and the proposed Merger involving the Company, Parent and Merger Sub. The Company expects to seek, and intends to file with the SEC, a proxy statement and other relevant documents in connection with a special meeting of the Company’s stockholders for purposes of obtaining, stockholder approval of the proposed Merger. The Company may also file other relevant documents with the SEC regarding the Merger Agreement and the proposed Merger. This Current Report on Form 8-K is not a substitute for the proxy statement or any other document that the Company may file with the SEC. The definitive proxy statement (when available) will be sent or given to the stockholders of the Company and will contain important information about the Merger Agreement and the proposed Merger and related matters. INVESTORS AND STOCKHOLDERS OF THE COMPANY ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS THAT MAY BE FILED WITH THE SEC BY THE COMPANY, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY AND THE MERGER AGREEMENT AND THE PROPOSED MERGER. Investors will be able to obtain a free copy of the proxy statement and other documents containing important information about the Company and the proposed Merger, once such documents are filed by the Company with the SEC at the SEC’s website at www.sec.gov or from the Company at its website at https://investors.heidrick.com/.

Participants in the Solicitation

The Company, and certain of its directors and executive officers, may be deemed to be participants in the solicitation of proxies in connection with the proposed Merger. Information about the Company’s directors and executive officers is set forth in (i) the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024, including under the headings “Item 10. Directors, Executive Officers and Corporate Governance”, “Item 11. Executive Compensation”, “Item 12. Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters” and “Item 13. Certain Relationships and Related Transactions, and Director Independence”, which was filed with the SEC on March 3, 2025, (ii) the Company’s Definitive Proxy Statement for its 2025 annual meeting of stockholders, which was filed with the SEC on April 11, 2025, under the headings “Directors”, “Non-Employee Director Compensation”, “Executive Officers”, “Compensation Discussion and Analysis”, “Executive Compensation”, “Stock Ownership Information”, and “Certain Relationships and Related Party Transactions”, (iii) to the extent holdings of Company securities by its directors or executive officers have changed since the amounts set forth in the Company’s proxy statement for its 2025 annual meeting of stockholders, Forms 3, 4 and 5, filed with the SEC, and (iv) subsequently filed Current Reports on Form 8-K and Quarterly Reports on Form 10-Q. Other information regarding the participants in the solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be set forth in the Company’s definitive proxy statement and other relevant materials to be filed with the SEC regarding the proposed Merger when such materials become available. Investors should read the proxy statement carefully when it becomes available before making any voting or investment decisions. Copies of the documents filed with the SEC by the Company will be available free of charge through the website maintained by the SEC at sec.gov and the Company’s website at https://investors.heidrick.com/.

No Offer

No person has commenced soliciting proxies in connection with the Merger Agreement and the proposed Merger referenced in this Current Report on Form 8-K, and this Current Report on Form 8-K is neither an offer to purchase nor a solicitation of an offer to sell securities.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

2.1*	Agreement and Plan of Merger, dated as of October 5, 2025, by and among Heidrick & Struggles International, Inc., Heron BidCo, LLC and Heron Merger Sub, Inc.

3.1	Amendment to the Amended and Restated By-laws of Heidrick & Struggles International, Inc.

10.1	Amended and Restated Management Severance Pay Plan of Heidrick & Struggles International, Inc.

10.2	Amended and Restated Change in Control Severance Plan of Heidrick & Struggles International, Inc.

99.1	Press Release issued by Heidrick & Struggles International, Inc., dated October 6, 2025.

EX 104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*

Schedules or exhibits omitted pursuant to item 601(a)(5) of Regulation S-K, as may be applicable. The Company agrees to furnish supplementally a copy of any omitted schedule or exhibit to the SEC upon request; provided, however, that the Company may request confidential treatment pursuant to Rule 24b-2 under the Exchange Act, as amended, for any schedule or exhibit so furnished.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 6, 2025

Heidrick & Struggles International, Inc.

By:	/s/ Tracey Heaton
Name:	Tracey Heaton
Title:	Chief Legal Officer & Corporate Secretary